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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 22, 2005

                         TELESOURCE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                       0-2564                59-3738614
(State or other jurisdiction of   (Commission file number)      (IRS employer
 incorporation or organization)                              identification no.)


                             860 Parkview Boulevard
                             Lombard, Illinois 60148
          (Address of principal executive offices, including zip code)

                                 (630) 620-4787
              (Registrant's telephone number, including area code)
                                 Not Applicable

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

Item 5.02. Appointment of New Chief Financial Officer; Resignation of Previous Chief Financial Officer.

On August 22, 2005, Telesource International, Inc. (the "Company") hired Greg Grosvenor to serve as the Company's Chief Financial Officer. Previous Chief Financial Officer, Bud Curley, resigned to pursue other interests. Curley may continue to serve as a consultant to the company.

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Item 9.01. Financial Statements and Exhibits

(c)  Exhibits

The following exhibits are to be filed as part of this 8-K:

     Exhibit 99.1    Press Release issued August 26, 2005



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Telesource International, Inc.
                                        ------------------------------
                                        (Registrant)


         Date  August 26, 2005          /s/ Greg Grosvenor
                                        ------------------------------
                                        Greg Grosvenor, CPA
                                        Chief Financial Officer



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